EXHIBIT 32.2

SECTION 1350 CERTIFICATION (CFO)

DOUBLE EAGLE ACQUISITION CORP.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Double Eagle Acquisition Corp. (the “Company”) on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James A. Graf, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2016

By:	/s/ James A. Graf
James A. Graf
Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)